Exhibit 99.2

                            [LOGO] priceline.com(sm)

[LOGO] priceline.com(sm)                                       [GRAPHIC OMITTED]

Priceline.com Incorporated would like to remind you that this presentation may contain forward-looking statements. Expressions of future goals and similar expressions including, without limitation, "may," "will," "should," "could," "expects," "does not currently expect," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "targets, " or "continue," reflecting something other than historical fact are intended to identify forward-looking statements. The following factors, among others, could cause priceline.com's actual results to differ materially from those described in the forward-looking statements: adverse changes in priceline.com's relationships with airlines and other product and service providers; adverse changes in general market conditions for leisure and other travel products; systems-related failures; priceline.com's ability to protect its intellectual property rights; the effects of increased competition; losses by priceline.com and its licensees; any adverse impact from negative publicity and negative customer reaction relating to recent announcements concerning priceline.com; legal and regulatory risks; and the ability to attract and retain qualified personnel. Readers and listeners should carefully review the reports and documents priceline.com files from time to time with the Securities and Exchange Commission, particularly the Quarterly and Annual Reports on Form 10-Q and 10-K, respectively, and any Current Reports on Form 8-K.

[LOGO] priceline.com(sm)                                       [GRAPHIC OMITTED]

                         6 Quarter Post IPO Performance

                               [BAR CHART OMITTED]

Chart illustrates priceline revenues in Q2 99 through Q3 00.

[LOGO] priceline.com(sm)                                       [GRAPHIC OMITTED]

                         6 Quarter Post IPO Performance

                               [BAR CHART OMITTED]

Chart illustrates priceline revenues in Q2 99 through Q3 00 with an overlay of loss per share.

[LOGO] priceline.com(sm)                                       [GRAPHIC OMITTED]

                  Q4 2000 Obstacles

                  o     Period of highly negative publicity

                  o     Customer service problems

                  o     Demise of Webhouse Club

                  o     Implosion of stock price

                  o     Seasonal weakness

[LOGO] priceline.com(sm)                                       [GRAPHIC OMITTED]

                       Priceline.com...A Turnaround Story

                                  6 Point Plan

[LOGO] priceline.com(sm)                                       [GRAPHIC OMITTED]

Goal #1

o     Realign management and motivate/retain employees

Accomplishments

|_|   Boyd named COO, Mylod named CFO, Truwit takes over customer service

|_|   No senior management defections

|_|   New compensation plan for ALL employees

[LOGO] priceline.com(sm)                                       [GRAPHIC OMITTED]

Goal #2

o     Near term focus on core products, particularly travel

Accomplishments

|_|   Development of new verticals indefinitely postponed

|_|   Best and brightest IT resources focused on Travel/Customer Service

|_|   Non-travel verticals realigned to achieve break-even status

            o     Mortgage: done

            o     Long Distance: done

            o     New Cars: near

[LOGO] priceline.com(sm)                                       [GRAPHIC OMITTED]

Goal #3

o     Strengthen and reposition brand, customer experience and business model

Accomplishments

|_|   2 major television campaigns in 2 months

      o     "Thank You" December campaign

      o     "Jet Set" January campaign

|_|   New website

      o     Updated disclosure regarding customer proposition

      o     15 minute response time

      o     New layover rules

      o     No adaptive marketing

|_|   Third party issues cleaned up

      o     Reinitiated in Connecticut Better Business Bureau

      o     Microsoft litigation successfully settled

|_|   Customer Service significantly improved

[LOGO] priceline.com(sm)                                       [GRAPHIC OMITTED]

Customer Service Achievements

                                                                Q1 YTD 2001

Contacts/Fulfilled Offers

o        Frontline calls                                              .25

o        Frontline e-mails                                            .18

Service Speed

o        Calls answered in 30 seconds                                 85%

o        E-mails answered in 3 hours                                  88%

o        Call abandonment rate                                       1.5%

o        Average handling time (minutes)                             6.62

[LOGO] priceline.com(sm)                                       [GRAPHIC OMITTED]

Goal #4

o     Manage for near-term profitability

Accomplishments

|_| Sequential quarterly gross margin increase in Q1 2001 despite elimination of Adaptive Marketing

|_|   Major reduction in variable operating expense

      o     Customer service efficiencies

            o     3 Call Centers reduced to 2

            o     Significant improvement in metrics

      o     Credit card processing efficiencies

|_|   Major reduction in fixed operating expense

      o     Headcount reduced from 540 to 359

      o     Consultants reduced from 125 to 32

      o     Office space reduced from 193k square feet to 72k square feet

      o     Lower Advertising expenditure during 2001 without GRP loss

[LOGO] priceline.com(sm)                                       [GRAPHIC OMITTED]

Goal #5

o     Strengthen International Relationships

Accomplishments

|_|   Priceline Europe

      o     Launched in Q4 2000

      o     Raised additional $25 MM from General Atlantic in Q1 2001

|_|   Priceline Asia

      o     Raised additional capital from Hutchison Whampoa in Q1 2001

      o     Launch date set for end of 2001

|_|   Australia and Japan initiatives shelved

[LOGO] priceline.com(sm)                                       [GRAPHIC OMITTED]

Goal #6

o     Strengthen balance sheet

Accomplishments

|_|   Restructured Delta Preferred Stock

      o     Eliminated $280 million liability

      o     Eliminated significant potential shareholder dilution

      o     "Forced Warrant Exercise" feature

|_|   $50 million equity investment by Hutchison Whampoa

[LOGO] priceline.com(sm)                                       [GRAPHIC OMITTED]

                            Investment Considerations

[LOGO] priceline.com(sm)                                       [GRAPHIC OMITTED]

Investment Considerations

Core Travel Business

|_|   Largest E-commerce category

      o     $15+ billion in 2001

      o     1/3 of all e-commerce; even higher percent of profitable e-commerce

|_|   Profits are available to players with scale

      o     High unit price

      o     Low incremental cost of goods

      o     Very low distribution and "friction" costs

|_|   Priceline has dominant share of opaque market

      o     Highest margin segment of travel

      o     No commissions

      o     Strong competitive position

[LOGO] priceline.com(sm)                                       [GRAPHIC OMITTED]

Investment Considerations

Business/Financial Model

|_|   Favorable margin structure

      o     Priceline earns higher margin than online or offline agents

      o     Suppliers create incremental profits

|_|   No advertising dependency

|_|   Internet enabled virtual business = scalability

      o     359 employees generate over $1 billion of revenue

      o     Discrete fixed costs

      o     Marginal sales dollars are highly leveraged

[LOGO] priceline.com(sm)                                       [GRAPHIC OMITTED]

Investment Considerations

Already built substantial, fast growing customer franchise

                              [BAR CHART OMITTED]

Chart illustrates priceline's cumulative unique customers in 1Q 99 through 4Q 00.

|_| Priceline has nearly 10 mm customers* at the end of Q1 2001, excluding former Webhouse customers

|_|   Full Credit Card Information on each customer

|_|   Spent $140 mm on advertising since launch

[LOGO] priceline.com(sm)                                       [GRAPHIC OMITTED]

Investment Considerations

Repeat Customer Dynamics

                              [BAR CHART OMITTED]

Chart illustrates percent of priceline offers that are from repeat customers in 1Q 99 through 4Q 00.

[LOGO] priceline.com(sm)                                       [GRAPHIC OMITTED]

Investment Considerations

Our brand is our ultimate differentiator

      Top 5 Internet Brands.....

[LOGO] AMERICA Online(R)                                    [LOGO] amazon.com(R)

                            [LOGO]priceline.com(sm)

[LOGO] ebay(TM)                                                    [LOGO] YAHOO!

Source: Sept. 2000 Opinion Research Corp. Study

[LOGO] priceline.com(sm)                                       [GRAPHIC OMITTED]

Investment Considerations

Pricing Platform

No new verticals currently in development...however

|_|   E-commerce growth will continue, if not accelerate

|_|   Captive verticals will fail

|_|   Priceline platform applicable to more than travel

      o     Only in e-commerce sectors with real traction

      o     Only if accretive in the very near term

[LOGO] priceline.com(sm)                                       [GRAPHIC OMITTED]

                                priceline.com(sm)